SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.



Date of Report (Date of earliest event reported)                    May 23, 1996
                                                                    ------------


                         Manhattan Bagel Company, Inc.
              (Exact Name of Company as Specified in its Charter)



         New Jersey                      0-24388                22-2981539
         ----------                      -------                ----------
(State or other jurisdiction of     (Commission File           (IRS Employer
incorporation or                         Number)          Identification Number)
organization)



246 Industrial Way West, Eatontown, New Jersey                           07724
- ----------------------------------------------                           -----
(Address of principal executive office)                               (Zip Code)



Company's telephone number, including area code                   (908) 544-0155





                                       N/A
                                       ---
          Former Name or Former Address, if Changed Since Last Report)

ITEM 1. Acquisition or Disposition of Assets.

     The closing of the transactions contemplated by the Agreement and Plan of Merger dated as of May 22, 1996 (the "Merger Agreement") by and between Manhattan Bagel Company, Inc. (the "Company"), SBI Acquisition Corp. ("Acquisition"), and Specialty Bakeries, Inc. ("SBI"), and Rocco Fiorentino, John Gerber and Frank Guglielmo took place on May 23, 1996. Pursuant to the terms of the Agreement, Acquisition, a newly created wholly-owned subsidiary of the Company, was merged with and into SBI and 132,500 shares of common stock of the Company were issued to the shareholders of SBI. Under the Merger Agreement, the number of the shares was to be determined based on a closing date balance sheet. The parties agreed to waive the closing balance sheet require-ment and to fix the number of shares to be issued.

         SBI was a private company which owned and franchised a total of 23 bagel bakery stores in the Southern New Jersey and Philadelphia areas operating under the name Bagel Builders.

     The former principals of SBI will remain employees of the Company in various capacities.

     This transaction was structured to be a tax-free reorganization and to be accounted for as a "pooling of interests".

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired. It is impractical at this time to provide the financial statements of Specialty Bakeries, Inc. for the period specified in Rule 3-05(b) of Regulation S-X. The Registrant currently expects to file such financial statements on or before August 6, 1996.

     (b) Pro Forma Financial Information. It is impractical at this time to provide pro forma financial information required by Article 11 of Regulation S-X. The Registrant currently expects to file such pro forma information on or before August 6, 1996.

     (c) Exhibits:

         10.22  -   Agreement  and Plan of Merger,  dated as of May 22, 1996, by
                    and  among  the  Registrant,   SBI  Acquisition  Corp.,  and
                    Specialty Bakeries, Inc., and Rocco Fiorentino, John Gerber and Frank Guglielmo.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                   MANHATTAN BAGEL COMPANY, INC.
                                            Registrant

Date: June 6, 1996                 By: /s/ Jack Grumet
                                       ------------------------------------
                                           Jack Grumet, Chairman
                                           and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.               Description                                    Page
- -----------               -----------                                    ----
10.22               Agreement  and  Plan of  Merger,
                    dated as of May 22, 1996, by and
                    among   the   Registrant,    SBI
                    Acquisition Corp., and Specialty
                    Bakeries,    Inc.,   and   Rocco
                    Fiorentino,   John   Gerber  and
                    Frank Guglielmo